UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2017

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800		77042
Houston, TX		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (346) 241-3400
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 8, 2017, American Midstream Partners, LP (the “Partnership’’) completed its acquisition of JP Energy Partners LP (“JPE”) pursuant to that certain Agreement and Plan of Merger, dated as of October 23, 2016 (the “Merger Agreement”), by and among the Partnership, American Midstream GP, LLC, a Delaware limited liability company and the general partner of the Partnership, JPE, JPE Energy GP II LLC, a Delaware limited liability company and the general partner of JPE, Argo Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“AMID Merger Sub”), and Argo Merger GP Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership. Under the terms of the Merger Agreement, among other things, AMID Merger Sub merged into and with JPE (the “JPE Merger”), with JPE surviving the JPE Merger as a wholly owned subsidiary of the Partnership. The JPE Merger was a transaction between entities under common control. As a result, the Partnership has recast its financial statements to retrospectively reflect the JPE Merger.
The Partnership’s Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2017 is hereby recast by this Current Report on Form 8-K as follows:

•	Selected Financial Data included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2016 Form 10-K;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations included herein as Exhibit 99.2 supersedes Part II, Item 7 of the 2016 Form 10-K; and

•	Financial Statements and Supplementary Data included herein as Exhibit 99.3 supersedes Part II, Item 8 of the 2016 Form 10-K.

There have been no revisions or updates to any other sections of the 2016 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Selected Financial Data.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Financial Statements and Supplementary Data.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

CAUTIONARY STATEMENTS
Disclosures in this Form 8-K and the exhibits filed herewith contain certain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. You can typically identify forward-looking statements by the use of words, such as "may," "could," "project," "believe," "anticipate," "expect," "estimate," "potential," "plan," "forecast" and other similar words.
All statements that are not statements of historical facts, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements.

These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements include known and unknown risks. These risks and uncertainties, many of which are beyond our control, include, but are not limited to, the risks set forth in "Item 1A. Risk Factors" in the 2016 Form 10-K as well as the following risks and uncertainties:
•our ability to generate sufficient cash from operations to pay distributions to unitholders;
•our ability to maintain compliance with financial covenants and ratios in our Credit Facility (as defined in the 2016 Form 10-K);
•our ability to timely and successfully identify, consummate and integrate our current and future acquisitions and complete strategic dispositions, including the realization of all anticipated benefits of any such transaction, which otherwise could negatively impact our future financial performance;
•the timing and extent of changes in natural gas, crude oil, NGLs and other commodity prices, interest rates and demand for our services;
•our ability to access capital to fund growth, including new and amended credit facilities and access to the debt and equity markets, which will depend on general market conditions;
•severe weather and other natural phenomena, including their potential impact on demand for the commodities we sell and the operation of company-owned and third party-owned infrastructure;
•the level of creditworthiness of counterparties to transactions;
•the level and success of natural gas and crude oil drilling around our assets and our success in connecting natural gas and crude oil supplies to our gathering and processing systems;
•our success in risk management activities, including the use of derivative financial instruments to hedge commodity and interest rate risks;
•changes in laws and regulations, particularly with regard to taxes, safety, regulation of over-the-counter derivatives market and entities, and protection of the environment;
•our failure or our counterparties’ failure to perform on obligations under commodity derivative and financial derivative contracts;
•the performance of certain of our current and future projects and unconsolidated affiliates that we do not control;
•the demand for NGL products by the petrochemical, refining or other industries;
•our dependence on a relatively small number of customers for a significant portion of our gross margin;
•general economic, market and business conditions, including industry changes and the impact of consolidations and changes in competition;
•our ability to renew our gathering, processing, transportation and terminal contracts;
•our ability to successfully balance our purchases and sales of natural gas;
•the adequacy of insurance to cover our losses;
•our ability to grow through contributions from affiliates, acquisitions or internal growth projects;
•our management's history and experience with certain aspects of our business and our ability to hire as well as retain qualified personnel to execute our business strategy;

•the cost and effectiveness of our remediation efforts with respect to the material weakness discussed in "Part II. Item 9A. Controls and Procedures" in the 2016 Form 10-K;
•volatility in the price of our common units;
•security threats such as military campaigns, terrorist attacks, and cybersecurity breaches, against, or otherwise impacting, our facilities and systems; and
•the amount of collateral required to be posted from time to time in our transactions.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of the assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included in this Current Report on Form 8-K and the exhibits filed herewith will prove to be accurate. Some of these and other risks and uncertainties that could cause actual results to differ materially from such forward-looking statements are more fully described in "Item 1A. Risk Factors" in the 2016 Form 10-K. Statements in this Current Report on Form 8-K speak as of the date of this report. Except as may be required by applicable securities laws, we undertake no obligation to publicly update or advise investors of any change in any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner
Date:
September 15, 2017	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Senior Vice President & Chief Financial Officer